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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 19, 2004
                Date of Report (Date of earliest event reported)



                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                        1-4673                84-0513668
(State or other jurisdiction of     (Commission File         (IRS Employer
incorporation or organization)           Number)           Identification No.)


921 BERGEN AVENUE, JERSEY CITY, NEW JERSEY                         07306
(Address of principal executive offices)                         (Zip Code)


(Registrant's telephone number, including area code)          (201) 420-2796


         (Former name or former address, if changed since last report.)



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ITEM 4.         CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Company previously disclosed on Form 8-K dated July 5, 2004, the appointment of J.H. Cohn LLP as the Company's new Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2004. In connection with the appointment of J.H. Cohn, the Company has terminated its relationship with Ernst & Young LLP ("E&Y"). During the period May 14, 2004 through July 5, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The Company has provided E&Y with a copy of the foregoing statement. Attached as Exhibit 16.1 is a copy of E&Y's letter dated July 19, 2004, stating its agreement with such statement.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                a.         Not applicable.

                b.         Not applicable

                c.         Exhibits

                The following exhibit is filed with this report:


    Exhibit Number     Description
    --------------     -----------
         16.1          Letter from E&Y to the Securities and Exchange
                       Commission dated July 19, 2004.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  July 19, 2004                    WILSHIRE ENTERPRISES, INC.
                                         (Registrant)



                                         By: /s/ Daniel C. Pryor
                                             ----------------------------------
                                             Daniel C. Pryor
                                             President





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